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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND

                      Supplement dated February 25, 2000
                    to the Prospectus dated February 16, 2000


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 3 of the Prospectus:

     "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are


     o David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1982.

     o Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

     o Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

     o Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999 Mr. Perras was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997 he was an Associate Portfolio Manager at Van Kampen American Capital Asset Management, Inc.

     o Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, Mr. Scavone was an Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

     o Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990."